UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2009

COEUR D’ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	84-0109423
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

505 Front Avenue,	83814
Coeur d’Alene, Idaho	(Zip Code)
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (208) 667-3511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective as of May 26, 2009, at 6:01 p.m. Eastern Time, Coeur d’Alene Mines Corporation (the “Company”) amended its Restated and Amended Articles of Incorporation to: (i) reduce the par value of the Company’s common stock from $1.00 per share to $0.01 per share; and (ii) change the total number of authorized shares of common stock from 750,000,000 shares to 150,000,000 shares.

A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein. In addition, a copy of the Company’s updated specimen common stock certificate, which reflects the new par value of the Company’s common stock as $0.01 per share, is attached hereto as Exhibit 4.1.

Item 8.01	Other Events.

On May 26, 2009, the Company effected the previously announced reverse stock split of the Company’s common stock at a split ratio of 1-for-10. In connection with the reverse stock split, the Company changed the total number of its authorized shares of common stock from 750,000,000 shares to 150,000,000 shares, which change effectively doubled the number of authorized shares of the Company’s common stock.

The reverse stock split became effective at 6:01 p.m., Eastern Time, on May 26, 2009. As a result of the reverse stock split, every ten shares of the Company’s common stock that were issued and outstanding as of market close on May 26, 2009 were automatically combined into one issued and outstanding share of common stock, subject to the treatment of fractional shares as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 1, 2009 (the “Proxy Statement”). The number of CHESS Depositary Interests (“CDIs”) outstanding were also reduced by the 1-for-10 split ratio.

For additional information regarding the reverse stock split, stockholders and CDI holders should review the Company’s Proxy Statement and the Company’s Current Report on Form 8-K, filed with the SEC on May 18, 2009, which summarized the Company’s plans for effecting the reverse stock split.

The Company issued a press release on May 27, 2009 announcing the completion of the reverse stock split, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3.1	Articles of Amendment to the Restated and Amended Articles of Incorporation of Coeur d'Alene Mines Corporation

4.1	Specimen Common Stock Certificate

99.1	Press Release dated May 27, 2009

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR D’ALENE MINES CORPORATION
(Registrant)
Dated: May 27, 2009	By: /s/ Mitchell J. Krebs
Senior Vice President and
Chief Financial Officer

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